ANNUAL REPORT

                                             OCTOBER 31, 2000

THE HAVEN FUND                               HAVEN CAPITAL MANAGEMENT, INC.
P.O. BOX 8903                                Investment Adviser
WILMINGTON, DE 19899-8903

------
THE
HAVEN
FUND
------

(PHOTO)

---------------------------------------------------------------------------
                                                        LETTER TO INVESTORS
---------------------------------------------------------------------------
                                                               October 2000

                                                                     (LOGO)
                                                                    -------
                                                                    THE
                                                                    HAVEN
                                                                    FUND
                                                                    -------

Dear Shareholder:

For the fiscal year ended October 31, 2000 the Fund's total return was +27.64%<F1>. This compares with +6.08% for the Standard & Poor's 500(R) Stock Index and +9.85% for the Lipper Multi-Cap Value Funds Index<F2>. The Fund is a "Mid-Cap Blend" fund in the universe of Morningstar, Inc. and ranked in the top quartile of that category for the year<F3>. Extended performance data for the Fund will be found on pages 4 and 5. A recapitulation of all of Morningstar, Inc.'s fund categories will be found on page 3.

A year ago we wrote that the long run of superior performance by unmanaged funds which aped the S&P 500(R) Index had to end. It made no sense to us that successful equity investing would be permanently consigned to a mindless system. "That was a situation which could not continue," we wrote, "but it still has yet to unwind. When it does, we believe that investing for value will again come into its own." In 2000, it did unwind and value investing is, as we write, continuing its comeback. The New York Times headlined a front-page story on October 30, 2000, "Now that the thrill is gone, investors turn back to basics<F4>." Our performance reflected this return to reality. In 2000, stock selection again became important.

The slow deflation of the indexing craze has, on the whole, had a benign effect on markets in general. The S&P 500(R) Index had risen by over 25% per year for five years, and an indefinite continuation of this trend was a mathematical impossibility. The Financial Times summarized the situation very well on October 14, 2000: "The real story behind U.S. equities this year has been one of a slow slide rather than a sudden tumble [and] a crash still looks unlikely. Nevertheless, investors are waking up to the fact that the double-digit stock market returns they got used to in the 1990s have disappeared<F5>."

On the other hand the technology sector, which we considered over-heated, has suffered more than a slow slide. From its peak on March 10 of this year it declined 33.19% as of October 31, measured by the Nasdaq Index. And the Internet sector, which was the scene of a classic financial mania, dropped 57.34% as of October 31<F6>, with many stocks in the minus 90% category.

It is impressive that there has been no general market crash as there was in 1929. Our outlook is that the trend which prevailed in 2000 is likely to continue for some time. Those five years of 25% plus performance will have to revert to an arithmetic mean more in line with economic

                               THE HAVEN FUND |  ANNUAL REPORT  |
reality, and without a crash that takes time. This is not to say that there will not be sector trends in the stock market, with some sectors suffering as technology did this year, and others providing superior performance as energy did this year. A year ago we wrote that the North American price of natural gas, then some $2.50 per million BTU's, was more likely to go up than down. We got the direction right but the magnitude wrong. The price of natural gas has doubled. We expect it to remain firm for quite some time, and this means good business for natural gas producers.

Our five best stocks in the fiscal year were Amdocs, Ltd., a telecommunications service company that was sold near the height of the technology craze; EMC, which is our largest holding and a consistent repeater. EMC continues to set the standard for computer memory systems and the need for them continues to grow at an astonishing rate; VaxGen, an offbeat investment for us because it is a biotech company with neither sales nor earnings. What it does have, in Phase III human trials, is possibly the world's first effective HIV vaccine. If the vaccine works, and there are no negative indications to date, it will be an enormous product of literally world-changing impact; Andrew Corp., a supplier of wireless telecommunications infrastructure; and, Elan plc, an Irish pharmaceutical company that was one of 1999's worst performers. It has interesting new products in the pipeline and set several all-time highs in 2000. It can pay to be patient<F7>.

Our five worst performers were Owens Corning and Armstrong Worldwide Industries, both of which fell into the quicksand of asbestos litigation. We sold out well before the worst, which in the case of Owens Corning was bankruptcy, but we do not have a pleasant memory of these two; Circuit City Stores, the electronics retailer, was one of 1999's best stocks and suffered this year from the effect of restructuring costs and a poor environment for retail stocks. Sometimes it does not pay to be patient, but we did sell most of our holding at much higher prices; Newell Rubbermaid, which has had difficulty achieving the profits it desires from the old Rubbermaid Co; and finally, Masco Corp., a producer of plumbing and kitchen products for the home which suffered from the market's reaction to rising interest rates<F7>.

The Fund's turnover ratio was higher than usual this year. There were two reasons for this. First, the stock market was exceptionally volatile which created many of what the military calls "targets of opportunity," and second, the Fund followed trading practices to reduce taxable gains. There will be no short-term gains in the year-end dividend.

As ever, we thank you for your continued support.

Sincerely,

/s/Colin C. Ferenbach

Colin C. Ferenbach
President

Sunstone Distribution Services, LLC, Distributor

|  ANNUAL REPORT  |   THE HAVEN FUND

<F1>  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

<F2> The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The Lipper Multi-Cap Value Funds Index is comprised of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors.

<F3> Source: Morningstar Principia November 2000 release.
     Funds with a combined relative price/earnings and price/book figure less than 1.75 are considered to be value funds. Portfolios with combined ratios equal to or greater than 1.75 but less than or equal to 2.25 are considered to be blend funds (by definition, the S&P 500(R) Index scores 2.00) and any funds with a sum greater than 2.25 are classified as growth funds. "Small" refers to companies with less than $1.6 billion in market capitalization. "Mid-cap" refers to companies with market capitalizations between $1.6 billion and $11.0 billion and "large" refers to companies with market capitalizations over $11.0 billion.

<F4> The New York Times, October 30, 2000.

<F5> Financial Times, The Lex Column, October 14, 2000.

<F6> Goldman Sachs Technology Industry Internet Index.

<F7> Portfolio composition is subject to change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Adviser or Distributor. As of October 31, 2000, EMC comprised 10.0% of the Fund; VaxGen comprised 0.9% of the Fund; Andrew Corp. comprised 1.3% of the Fund; Elan plc comprised 2.3% of the Fund; Circuit City Stores comprised 0.3% of the Fund; Newell Rubbermaid comprised 1.6% of the Fund and Masco Corp. comprised 0.6% of the Fund.

                                     THE HAVEN FUND    |   ANNUAL REPORT  |

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.


------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                        FOR THE FUND AND THE PARTNERSHIP
------------------------------------------------------------------------------

                               Lipper
             S&P 500/R        Multi-Cap          THE         Wilshire
               Stock         Value Funds        HAVEN          4500
               Index            Index            FUND          Index
-------------------------------------------------------------------------------
6/27
1984         10,000             10,000         10,000         10,000
-------------------------------------------------------------------------------
10/31
1984         11,007             11,110         10,707         10,808
-------------------------------------------------------------------------------
10/31
1985         13,119             13,020         13,463         13,019
-------------------------------------------------------------------------------
10/31
1986         17,460             16,406         16,856         16,505
-------------------------------------------------------------------------------
10/31
1987         18,585             17,066         15,972         15,301
-------------------------------------------------------------------------------
10/31
1988         21,348             20,315         18,552         18,478
-------------------------------------------------------------------------------
10/31
1989         26,959             24,508         21,485         22,696
-------------------------------------------------------------------------------
10/31
1990         24,969             21,305         20,000         17,935
-------------------------------------------------------------------------------
10/31
1991         33,289             27,999         27,069         27,058
-------------------------------------------------------------------------------
10/31
1992         36,601             30,838         30,495         29,520
-------------------------------------------------------------------------------
10/31
1993         42,069             36,959         35,619         36,871
-------------------------------------------------------------------------------
10/31
1994         43,698             38,360         37,631         36,934
-------------------------------------------------------------------------------
10/31
1995         55,251             46,071         42,768         45,340
-------------------------------------------------------------------------------
10/31
1996         68,522             55,538         54,853         53,333
-------------------------------------------------------------------------------
10/31
1997         90,525             71,794         68,512         68,789
-------------------------------------------------------------------------------
10/31
1998        110,432             75,247         68,703         66,471
-------------------------------------------------------------------------------
10/31
1999        138,812             82,689         77,152         84,086
-------------------------------------------------------------------------------
10/31
2000        147,252             90,834         98,477         99,062
-------------------------------------------------------------------------------

|   ANNUAL REPORT   |   THE HAVEN FUND

---------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN OF THE FUND
                              FOR THE PERIODS
---------------------------------------------------------------------------
                                                               Since
                           One Year         Five Year      Inception<F1>
                      9/30/00   10/31/00 9/30/00  10/31/00 9/30/00 10/31/00
---------------------------------------------------------------------------
The Haven Fund         30.1%     27.6%    18.2%    18.2%    17.9%    17.5%
---------------------------------------------------------------------------
S&P 500(R) Stock Index 13.3%      6.1%    21.7%    21.6%    22.9%    22.5%
---------------------------------------------------------------------------
Lipper Multi-Cap
   Value Funds Index   10.6%      9.8%    13.6%    14.5%    15.1%    15.3%
---------------------------------------------------------------------------
Wilshire 4500 Index    34.8%     17.8%    18.3%    16.9%    19.4%    17.5%
---------------------------------------------------------------------------
<F1>June 23, 1994
---------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN OF THE FUND AND PARTNERSHIP
                                                        FOR THE PERIODS
-------------------------------------------------------------------------------------------------------------------
                             One Year               Five Year               Ten Year           Since Inception<F1>
                        9/30/00   10/31/00    9/30/00    10/31/00     9/30/00     10/31/00    9/30/00     10/31/00
-------------------------------------------------------------------------------------------------------------------
The Haven Fund           30.1%      27.6%      18.2%      18.2%        17.0%       17.3%       15.2%       15.0%
-------------------------------------------------------------------------------------------------------------------
S&P 500(R) Stock Index   13.3%      6.1%       21.7%      21.6%        19.4%       19.4%       18.0%       17.9%
-------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value
  Funds Index            10.6%      9.8%       13.6%      14.5%        15.1%       15.6%       14.1%       14.2%
-------------------------------------------------------------------------------------------------------------------
Wilshire 4500 Index      34.8%      17.8%      18.3%      16.9%        19.2%       18.6%       15.9%       15.2%
-------------------------------------------------------------------------------------------------------------------
<F1>June 27, 1984
-------------------------------------------------------------------------------------------------------------------


Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Multi-Cap Value Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500(R).

A direct investment in either the S&P 500(R) Stock Index, the Lipper Multi-Cap Value Funds Index or the Wilshire 4500 Index is not possible.

Sunstone Distribution Services, LLC, Distributor

                                     THE HAVEN FUND    |   ANNUAL REPORT  |

-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

    October  31, 2000

     Number
    of Shares                                             Value
    ---------------------------------------------------------------------------

                 COMMON STOCKS 93.04%

                 AUTO PARTS 0.49%
     10,000      Valeo S.A. - ADR (FR)               $   434,842
                                                     -----------
                 BANKS 9.40%
     32,381      Commerce Bancorp, Inc./NJ             1,961,073
    131,391      HSBC Holdings plc (UK)                1,873,580
     50,000      Mercantile Bankshares Corp.           1,881,250
    100,000      National Commerce Bancorp             2,125,000
     10,000      Wachovia Corp.                          540,000
                                                     -----------
                                                       8,380,903
                                                     -----------

                 BUILDING & HOUSING 2.68%
     40,000      Lowe's Companies, Inc.                1,827,500
     30,000      Masco Corp.                             560,625
                                                     -----------
                                                       2,388,125
                                                     -----------

                 CHEMICALS 2.69%
     20,000      du Pont (E.I.) de Nemours & Co.         907,500
     40,000      Praxair, Inc.                         1,490,000
                                                     -----------
                                                       2,397,500
                                                     -----------

                 CONSUMER NON-DURABLES 6.51%
     40,000      Colgate-Palmolive Co.                 2,350,400
     30,000      Kimberly-Clark Corp.                  1,980,000
    100,000      Rayovac Corp.<F1>                     1,475,000
                                                     -----------
                                                       5,805,400
                                                     -----------

                 DRUG & HOSPITAL SUPPLIES 13.00%
     35,000      Bristol-Myers Squibb Co.              2,132,812
     40,000      Elan Corp. plc - ADR (IRL)<F1>        2,077,500
     25,000      Johnson & Johnson                     2,303,125
     35,000      Medtronic, Inc.                       1,900,938
     50,000      Stryker Corp.                         2,356,250
     30,000      VaxGen, Inc.<F1>                        823,125
                                                     -----------
                                                      11,593,750
                                                     -----------

|   ANNUAL REPORT  |   THE HAVEN FUND

---------------------------------------------------------------------------
                                          STATEMENT OF NET ASSETS (CONT'D.)
---------------------------------------------------------------------------

October 31, 2000

 Number
of Shares                                             Value
---------------------------------------------------------------------------

             COMMON STOCKS 93.04% (cont'd.)

             ELECTRICAL EQUIPMENT 3.25%
 35,000      Agilent Technologies, Inc.<F1>     $  1,620,937
 40,000      Grainger (W.W.), Inc.                 1,277,500
                                                 -----------
                                                   2,898,437
                                                 -----------

             FURNISHINGS & APPLIANCES 1.56%
 85,000      Leggett & Platt, Inc.                 1,391,875
                                                 -----------

             INFORMATION TECHNOLOGY 16.25%
100,000      EMC Corp./Mass.<F1>                   8,906,250
 20,000      Gateway, Inc.<F1>                     1,032,200
 40,000      Hewlett-Packard Co.                   1,857,500
 50,000      Molex, Inc.                           2,700,000
                                                 -----------
                                                  14,495,950
                                                 -----------

             INSURANCE 5.29%
 60,000      The Allstate Corp.                    2,415,000
 30,000      XL Capital Ltd. Class A - (BER)       2,306,250
                                                 -----------
                                                   4,721,250
                                                 -----------

             MACHINERY 2.75%
100,000      CNH Global N.V. - (NETH)                968,750
 35,000      Dover Corp.                           1,485,313
                                                 -----------
                                                   2,454,063
                                                 -----------

             MISCELLANEOUS INDUSTRIALS 5.08%
 35,000      Avery Dennison Corp.                  1,767,500
 60,000      Delta & Pine Land Co.                 1,466,250
 50,000      Diebold, Inc.                         1,300,000
                                                 -----------
                                                   4,533,750
                                                 -----------

                                     THE HAVEN FUND    |   ANNUAL REPORT  |

-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONT'D.)
-------------------------------------------------------------------------------

    October 31, 2000

     Number
    of Shares                                             Value
    ---------------------------------------------------------------------------

                 COMMON STOCKS 93.04% (cont'd.)

                 OIL - DOMESTIC/INTERNATIONAL 9.83%
     15,000      Anadarko Petroleum Corp.           $    960,750
     37,500      Devon Energy Corp.                    1,890,000
     90,000      Ocean Energy, Inc.<F1>                1,248,750
     50,000      Petroleo Brasileiro S.A. -
                 ADR - (BRZ)                           1,453,125
     36,000      Royal Dutch Petroleum Co. - (NETH)    2,137,500
     15,000      Total Fina Elf S.A. - ADR (FR)        1,074,375
                                                     -----------
                                                       8,764,500
                                                     -----------

                 OIL WELL EQUIPMENT & SERVICES 1.28%
     15,000      Schlumberger, Ltd.                    1,141,875
                                                     -----------

                 REAL ESTATE INVESTMENT TRUST 1.98%
     60,000      General Growth Properties, Inc.       1,770,000
                                                     -----------

                 RETAILING 2.17%
    100,000      Borders Group, Inc.<F1>               1,387,500
     20,000      Circuit City Stores -
                   Circuit City Group                    265,000
    200,000      Zainy Brainy, Inc.<F1>                  287,500
                                                     -----------
                                                       1,940,000
                                                     -----------

                 RUBBER & PLASTIC 1.61%
     75,000      Newell Rubbermaid, Inc.               1,439,063
                                                     -----------

                 TELECOMMUNICATIONS 3.72%
     45,000      Andrew Corp.<F1>                      1,184,063
     50,000      Nokia Oyj Corp. - ADR (FIN)           2,137,500
                                                     -----------
                                                       3,321,563
                                                     -----------

                 TRANSPORTATION 3.50%
     61,924      TNT Post Group N.V. - ADR (NETH)      1,300,404
     30,000      United Parcel Service, Inc.           1,822,500
                                                     -----------
                                                       3,122,904
                                                      -----------

                 Total Common Stocks
                 (cost $52,492,812)                   82,995,750
                                                     -----------

|   ANNUAL REPORT  |    THE HAVEN FUND

---------------------------------------------------------------------------
                                          STATEMENT OF NET ASSETS (CONT'D.)
---------------------------------------------------------------------------

October 31, 2000


Par (000)/Shares                                            Value
---------------------------------------------------------------------------

                  TIME DEPOSIT 2.85%
(EURO) 3,000        Credit Commercial de France (FR)
                  (cost $2,604,619)                         $  2,542,933
                                                            ------------

                  SHORT-TERM INVESTMENT 3.03%
   2,704,365      Temporary Investment Fund
                  (cost $2,704,365)                            2,704,365
                                                            ------------

                  TOTAL INVESTMENTS 98.92%
                  (cost $57,801,796)                         $88,243,048
                                                            ------------

Other Assets in Excess of Liabilities 1.08%                      963,297
                                                            ------------

Net Assets applicable to 5,136,096 shares of Common
Stock issued and outstanding 100.00%                         $89,206,345
                                                             ===========

Net Asset Value, offering and redemption price
per share ($89,206,345 / 5,136,096)                             $17.37
                                                                ======


    The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
        Gross appreciation..........$31,663,433
        Gross depreciation...........(1,242,933)
                                     ----------
        Net appreciation............$30,420,500
                                    ===========
    COUNTRY ABBREVIATIONS:
      (BRZ) - Brazil        (IRL) - Ireland
      (BER) - Bermuda       (NETH) - Netherlands
      (FIN) - Finland       (UK) - United Kingdom
      (FR) - France

    CURRENCY ABBREVIATIONS:
      (EURO) - Euro

<F1> Non-income producing securities.
ADR  American Depositary Receipt


                    See Notes to Financial Statements.

                                    THE HAVEN FUND    |   ANNUAL REPORT  |

---------------------------------------------------------------------------
TOP TEN STOCK HOLDINGS
---------------------------------------------------------------------------

                 ----------------------------------------
                             33.3% of the Fund
                 ----------------------------------------
                  EMC Corp./Mass.                 10.0%
                 ----------------------------------------
                  Molex, Inc.                      3.0%
                 ----------------------------------------
                  The Allstate Corp.               2.7%
                 ----------------------------------------
                  Stryker Corp.                    2.6%
                 ----------------------------------------
                  Colgate-Palmolive Co.            2.6%
                 ----------------------------------------
                  XL Capital Ltd-Class A           2.6%
                 ----------------------------------------
                  Johnson & Johnson                2.6%
                 ----------------------------------------
                  Nokia Oyj Corp. ADR              2.4%
                 ----------------------------------------
                  Royal Dutch Petroleum Co.        2.4%
                 ----------------------------------------
                  Bristol-Myers Squibb Co.         2.4%
                 ----------------------------------------
                  TOTAL                           33.3%
                 ----------------------------------------

---------------------------------------------------------------------------
PERCENT OF TOTAL EQUITIES
---------------------------------------------------------------------------

BY COUNTRY

            (PIE CHART)

                                Brazil              1.7%
                                France              1.8%
                                United Kingdom      2.2%
                                Ireland             2.4%
                                Finland             2.5%
                                Bermuda             2.8%
                                Netherlands         5.1%
                                United States      81.5%

|   ANNUAL REPORT  |    THE HAVEN FUND

---------------------------------------------------------------------------
                                                    STATEMENT OF OPERATIONS
---------------------------------------------------------------------------

For the Year Ended October 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $35,653)       $ 1,071,705
Interest                                                       304,089
----------------------------------------------------------------------
     Total Investment Income                                 1,375,794
----------------------------------------------------------------------

OPERATING EXPENSES:
Investment advisory fees                                       487,192
Distribution fees                                              147,575
Administration and accounting fees                             100,000
Transfer agent fees                                             46,612
Legal fees                                                      35,267
Trustees' fees and expenses                                     29,500
Custodian fees                                                  26,983
Audit fees                                                      25,750
Insurance fees                                                  18,423
Blue Sky fees                                                   15,583
Printing fees                                                   15,337
SEC fees                                                           654
Miscellaneous expenses                                           6,776
----------------------------------------------------------------------
     Total Expenses                                            955,652
----------------------------------------------------------------------

Net Investment Income                                          420,142
----------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
     Investments                                            11,782,342
     Foreign currency transactions                            (96,017)
NET INCREASE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments                                             6,903,868
     Translation of assets and liabilities in foreign currency (1,518)
----------------------------------------------------------------------
Net realized and unrealized gain from
     investments and foreign currency                       18,588,675
----------------------------------------------------------------------
Net increase in net assets resulting from operations       $19,008,817
======================================================================

                    See Notes to Financial Statements.

                                     THE HAVEN FUND    |   ANNUAL REPORT  |

---------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------

                                                       YEAR           YEAR
                                                       ENDED         ENDED
                                                    OCTOBER 31,   OCTOBER 31,
                                                       2000           1999
---------------------------------------------------------------------------

    INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income                          $   420,142  $   151,259
    Net realized gain on investments and foreign
      currency transactions                         11,686,325    4,141,826
    Net change in unrealized appreciation
      on investments and translation of other
      assets and liabilities denominated in
      foreign currencies                             6,902,350    4,700,578
---------------------------------------------------------------------------
    Net increase in net assets from operations      19,008,817    8,993,663
---------------------------------------------------------------------------

    DIVIDENDS PAID TO SHAREHOLDERS:
    From net investment income                       (272,472)    (259,378)
    From net realized gains                        (4,138,179)  (8,050,675)
---------------------------------------------------------------------------
       Total dividends paid to shareholders        (4,410,651)  (8,310,053)
---------------------------------------------------------------------------

    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                       14,369,393      914,707
    Value of shares issued in reinvestment
      of dividends                                   2,819,365    5,984,763
    Cost of shares redeemed                       (14,648,808) (13,205,150)
---------------------------------------------------------------------------
       Increase (decrease) in net assets from
       capital share transactions                    2,539,950  (6,305,680)
---------------------------------------------------------------------------

       Total increase (decrease) in net assets      17,138,116  (5,622,070)
---------------------------------------------------------------------------

    NET ASSETS:
    Beginning of year                               72,068,229   77,690,299
---------------------------------------------------------------------------
    End of year                                    $89,206,345  $72,068,229
===========================================================================

                    See Notes to Financial Statements.

                                     |   ANNUAL REPORT  |    THE HAVEN FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------


                                                YEAR          YEAR         YEAR          YEAR          YEAR
                                                ENDED        ENDED         ENDED         ENDED        ENDED
(FOR A SHARE OUTSTANDING                      OCT. 31,     OCT. 31,      OCT. 31,      OCT. 31,      OCT. 31,
THROUGHOUT EACH YEAR)                           2000         1999          1998          1997          1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
     OF YEAR                                   $14.42      $14.29         $15.83         $14.04      $11.67
-------------------------------------------------------------------------------------------------------------

INCREASE FROM INVESTMENT
     OPERATIONS:
Net investment income                            0.09        0.03           0.08           0.06        0.08
Net realized and unrealized
     gains (losses) on investments
     and foreign currency transactions           3.77        1.64         (0.02)           3.13        3.07
-------------------------------------------------------------------------------------------------------------
       Total from investment operations          3.86        1.67           0.06           3.19        3.15

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
     From net investment income                (0.06)      (0.05)         (0.08)         (0.05)      (0.08)
     From net realized gains                   (0.85)      (1.49)         (1.52)         (1.35)      (0.70)
-------------------------------------------------------------------------------------------------------------
       Total distributions
           to shareholders                     (0.91)      (1.54)         (1.60)         (1.40)      (0.78)

NET ASSET VALUE, END OF YEAR                   $17.37      $14.42         $14.29         $15.83      $14.04
=============================================================================================================

TOTAL RETURN                                   27.64%      12.29%          0.29%         24.90%      28.25%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000s)             $89,206     $72,068        $77,690        $84,769     $67,096
Ratios of expenses to average
     net assets                                 1.18%       1.34%          1.26%          1.33%       1.59%
Ratios of net investment income
     to average net assets                      0.52%       0.20%          0.50%          0.78%       0.58%
Portfolio turnover rate                           80%         31%            59%            57%         67%
-------------------------------------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

                                                                     THE HAVEN FUND    |   ANNUAL REPORT  |


-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

    1. ORGANIZATION AND BUSINESS

    The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

    2. SIGNIFICANT ACCOUNTING POLICIES

    a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair value as determined pursuant to procedures adopted by the Trustees. At October 31, 2000, there were no fair valued securities.

    b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

    c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

    Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

    d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital

|   ANNUAL REPORT  |         THE HAVEN FUND

---------------------------------------------------------------------------
                                    NOTES TO FINANCIAL STATEMENTS (CONT'D.)
---------------------------------------------------------------------------

gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of October 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                          Accumulated         Accumulated
                         Undistributed       Net Realized
                        Net Investment      Gain/(Loss) on
                            Income            Investments
                        --------------      --------------
                           $(3,500)             $3,500

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2000, the Fund did not hold any financial instruments with off-balance sheet risk.

                                       THE HAVEN FUND   |   ANNUAL REPORT  |

---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT'D.)
---------------------------------------------------------------------------

    4. FEES AND RELATED PARTY TRANSACTIONS

    a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

    b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 2000, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

    c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

    Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

    The Fund also pays Mount & Nadler, Inc. a monthly fee of $4,000 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

    d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

    e) CUSTODIAN FEES: PFPC Trust Company and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PNC Bank a fee, at the annual rate of 0.0175% of the Fund's first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges). The minimum monthly fee is $1,500 (exclusive of out-of-pocket expenses and transaction charges). The Fund pays Chase Manhattan Bank, N.A. an account fee of $5,000 per year and an asset based fee derived from the ending market value of foreign held securities (exclusive of transaction charges).

|   ANNUAL REPORT  |     THE HAVEN FUND

---------------------------------------------------------------------------
                                    NOTES TO FINANCIAL STATEMENTS (CONT'D.)
---------------------------------------------------------------------------

5. CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the years ended October 31, 2000 and 1999, respectively, were as follows:

                                                   2000         1999
----------------------------------------------------------------------
Sale of shares                                    837,682       64,454
Shares issued to shareholders in reinvestment
  of dividends                                    184,921      439,204
Shares repurchased                              (885,049)    (942,502)
----------------------------------------------------------------------
Net increase (decrease)                           137,554    (438,844)
Shares outstanding:
  Beginning of year                             4,998,542    5,437,386
----------------------------------------------------------------------
  End of year                                   5,136,096    4,998,542
======================================================================

6. COMPONENTS OF NET ASSETS

At October 31, 2000, Net Assets consisted of the following:
----------------------------------------------------------------------
Capital paid-in                                            $46,932,808
Accumulated net realized gain on investments
  and foreign currency transactions                         11,785,841
Undistributed net investment income                             48,153
Net unrealized appreciation of investments                  30,441,252
Net unrealized depreciation on foreign
  currency transactions                                        (1,709)
----------------------------------------------------------------------
                                                           $89,206,345
======================================================================

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2000, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $62,484,023 and $60,938,607, respectively.

                                      THE HAVEN FUND    |   ANNUAL REPORT  |

---------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------------

    To the Shareholders and
    Board of Trustees of
    The Haven Capital Management Trust:

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Haven Capital Management Trust (the "Trust") comprised of The Haven Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodians, provide a reasonable basis for our opinion.




    PricewaterhouseCoopers LLP
    Philadelphia, Pennsylvania 19103
    December 1, 2000

|   ANNUAL REPORT  |    THE HAVEN FUND

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                   IMPORTANT TAX INFORMATION (UNAUDITED)

The Haven Fund distributed a total Capital Gain Dividend of $0.8521 per share during the fiscal year ending October 31, 2000, which was a 20 percent rate gain distribution.

Because the Fund's fiscal year is not the calendar year, Capital Gain Dividend distribution amounts to be used by calendar year taxpayers on their Federal income tax returns will be reflected on 1099-DIV forms, which will be mailed in January 2001.

                                     THE HAVEN FUND    |   ANNUAL REPORT  |

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

HA4081200